Exhibit 99.2

BRE Properties, Inc.

Fourth Quarter 2008

Earnings Release and Supplemental Financial Data

Park Viridian Apartments: community under development. Initial unit deliveries expected Q1’09

320 Units

Anaheim, CA

BRE Properties, Inc. 525 Market Street, 4th Floor San Francisco, CA 94105	Phone: Fax: E-mail:	415.445.6530 415.445.6505 ir@breproperties.com

Investor contact: Ed Lange

EVP, COO and Chief Financial Officer

415.445.6530

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Fourth Quarter 2008

Earnings Release and Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Fourth Quarter 2008

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended December 31,		Twelve Months Ended December 31,
OPERATING INFORMATION	2008	2007	2008	2007
Total revenues (1)	$88,331	$84,362	$350,919	$327,249
Net income available to common shareholders	$57,285	$30,707	$128,998	$109,191
Per diluted share	$1.11	$0.59	$2.50	$2.11
Funds from Operations (2)	$37,738	$36,115	$148,056	$136,325
FFO per diluted share	$0.72	$0.69	$2.82	$2.59
Nonroutine income items (3)	$7,776	$0	$7,776	$1,900
Nonroutine income items per diluted share	$0.15	$0.00	$0.15	$0.04
Other Expenses (4)	$5,719	$0	$5,719	$0
Other Expenses per diluted share	$0.11	$0.00	$0.11	$0.00
Redemption related preferred stock issuance cost (5)	$0	$0	$0	$2,768
Per diluted share	$0.00	$0.00	$0.00	$0.05
Dividends per share	$0.5625	$0.5375	$2.25	$2.15
Adjusted EBITDA (2)	$59,632	$60,447	$242,354	$235,204
Common dividends	$29,091	$27,553	$116,025	$109,811
Preferred dividends	$2,953	$2,953	$11,813	$16,122
Interest expense, including interest from discontinued operations	$21,374	$21,682	$85,834	$82,752
Interest coverage ratio (6)	2.8	2.8	2.8	2.8
Fixed charge coverage ratio (6)	2.5	2.5	2.5	2.4
Same-store revenue increase/decrease	1.6%	4.6%	3.4%	5.0%
Same-store expense increase/decrease	1.8%	8.0%	4.0%	1.5%
Same-store NOI increase/decrease	1.6%	3.3%	3.2%	6.5%
Same-Store Operating margins	72%	72%	71%	71%

CAPITALIZATION DATA			12/31/08	12/31/07
Net real estate investments			$2,907,120	$2,881,640
Total assets, gross			$3,500,976	$3,412,134
Total debt			$1,926,096	$1,919,082
Minority interest			$29,268	$30,980
Preferred stock (at liquidation preference)			$175,000	$175,000
Total shareholders’ equity			$944,926	$923,192
Common shares and units outstanding			51,930	51,813
Share price, end of period			$27.98	$40.53
Total market capitalization			$3,554,097	$4,194,063
Total book capitalization			$2,900,290	$2,873,254
Debt to total market capitalization			54%	46%
Debt to total book capitalization			66%	67%
Debt to total assets, gross			55%	56%
Secured debt to total assets			5%	6%

COMMUNITY INFORMATION			12/31/08	12/31/07
Operating communities:
Wholly or Majority Owned Communities			72	77
Wholly or Majority Owned Units			21,196	21,808
Unconsolidated Joint Venture Communities			13	13
Unconsolidated Joint Venture Units			4,080	4,080
Communities under development:
Communities			7	10
Units			2,077	3,125

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.

(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.

(3)	The quarter and twelve months ended December 31, 2008 EPS and FFO totals include $4,400,000 in proceeds from a legal settlement related to Pinnacle Galleria, $2,369,000 net gain from extinguishment of debt and a forfeited escrow deposit totaling $1,007,000 from a potential buyer on an asset held for sale that failed to close.

(4)	For the twelve months ended December 31, 2008 other expenses include a $5,119,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge.

(5)	Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.

(6)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Fourth Quarter 2008

(Unaudited, dollar amounts in thousands except per share data)

	December 31, 2008	December 31, 2007
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,906,722	$2,823,279
Construction in progress	292,996	297,939
Less: accumulated depreciation	(509,647)	(458,474)

	2,690,071	2,662,744

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	62,497	62,966
Real estate held for sale, net	31,936	30,548
Land under development	122,616	125,382

Total real estate portfolio	2,907,120	2,881,640
Cash	7,724	6,952
Other assets	76,485	65,068

TOTAL ASSETS	$2,991,329	$2,953,660

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,529,600	$1,540,000
Unsecured line of credit	245,000	205,000
Mortgage loans	151,496	174,082
Accounts payable and accrued expenses	91,039	80,406

Total liabilities	2,017,135	1,999,488

Minority interests	29,268	30,980

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at December 31, 2008 and December 31, 2007, respectively	70	70
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 51,149,745 and 50,968,448 at December 31, 2008 and December 31, 2007, respectively	511	510
Additional paid-in capital	944,345	922,612

Total shareholders’ equity	944,926	923,192

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,991,329	$2,953,660

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended December 31, 2008 and 2007

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 12/31/08	Quarter ended 12/31/07	Twelve months ended 12/31/08	Twelve months ended 12/31/07
REVENUE
Rental income	$85,055	$81,130	$337,063	$313,756
Ancillary income	3,276	3,232	13,856	13,493

Total revenue	88,331	84,362	350,919	327,249
EXPENSES
Real estate expenses	$25,618	$24,487	$104,301	$97,235
Depreciation	20,691	20,342	80,646	75,418
Interest expense	21,374	21,578	85,799	82,009
General and administrative	5,784	4,716	20,578	18,241
Other expenses	5,719	—	5,719	—

Total expenses	79,186	71,123	297,043	272,903
Other income	6,047	756	7,885	5,787
Net gain from extinguishment of debt	2,369	—	2,369	—

Income before minority interests, partnership income and discontinued operations	17,561	13,995	64,130	60,133
Minority interests	(550)	(560)	(2,291)	(2,279)
Partnership income	593	652	2,560	2,133

Income from continuing operations	17,604	14,087	64,399	59,987
Discontinued operations:
Discontinued operations, net (1)	1,470	2,865	10,428	12,137
Net gain on sales	41,164	16,708	65,984	55,957

Total discontinued operations	42,634	19,573	76,412	68,094
NET INCOME	$60,238	$33,660	$140,811	$128,081
Redemption related preferred stock issuance cost	—	—	—	2,768
Dividends attributable to preferred stock	2,953	2,953	11,813	16,122

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$57,285	$30,707	$128,998	$109,191

Net income per common share - basic	$1.12	$0.60	$2.53	$2.15

Net income per common share - assuming dilution	$1.11	$0.59	$2.50	$2.11

Weighted average shares outstanding - basic (2)	51,120	50,880	51,050	50,735

Weighted average shares outstanding - assuming dilution (2)	51,385	51,705	51,700	51,780

(1)    Details of net earnings from discontinued operations. For 2008, includes one operating property held for sale as of December 31, 2008, three properties sold in the fourth quarter of 2008 and three properties sold in the third quarter of 2008. The 2007 totals include the properties mentioned above and four properties sold in 2007.

	Quarter ended 12/31/08	Quarter ended 12/31/07	Twelve months ended 12/31/08	Twelve months ended 12/31/07
Rental and ancillary income	$2,779	$6,051	$18,179	$27,392
Real estate expenses	(1,309)	(2,171)	(6,903)	(9,981)
Depreciation	—	(911)	(813)	(4,531)
Interest expense	—	(104)	(35)	(743)

Income from discontinued operations, net	$1,470	$2,865	$10,428	$12,137

(2)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	December 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,906,722	$2,839,588	$2,852,184	$2,841,107	$2,823,279
Construction in progress	292,996	311,412	270,226	219,578	297,939
Less: accumulated depreciation	(509,647)	(489,639)	(474,726)	(455,282)	(458,474)

	2,690,071	2,661,361	2,647,684	2,605,403	2,662,744
Equity interests in real estate joint ventures:
Investments in rental properties	62,497	62,501	62,399	62,354	62,966
Real estate held for sale	31,936	80,574	113,034	112,337	30,548
Land under development	122,616	118,682	116,621	130,664	125,382

Total real estate portfolio	2,907,120	2,923,118	2,939,738	2,910,758	2,881,640
Cash	7,724	3,801	10,804	8,493	6,952
Other assets	76,485	81,216	67,815	63,559	65,068

TOTAL ASSETS	$2,991,329	$3,008,135	$3,018,357	$2,982,810	$2,953,660

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,529,600	$1,540,000	$1,540,000	$1,540,000	$1,540,000
Unsecured line of credit	245,000	295,000	312,000	265,000	205,000
Mortgage loans	151,496	152,163	152,816	162,300	174,082
Accounts payable and accrued expenses	91,039	75,284	83,272	74,272	80,406

Total liabilities	2,017,135	2,062,447	2,088,088	2,041,572	1,999,488

Minority interests	29,268	30,442	30,981	30,980	30,980

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	511	511	510	510	510
Additional paid-in capital	944,345	914,665	898,708	909,678	922,612

Total shareholders’ equity	944,926	915,246	899,288	910,258	923,192

TOTAL LIABILITIES AND EQUITY	$2,991,329	$3,008,135	$3,018,357	$2,982,810	$2,953,660

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007
REVENUE
Rental income	$85,055	$85,776	$83,947	$82,284	$81,131
Ancillary income	3,276	3,638	3,584	3,357	3,231

Total revenue	88,331	89,414	87,531	85,641	84,362
EXPENSES
Real estate expenses	$25,618	$27,025	$25,854	$25,804	$24,487
Depreciation	20,691	20,219	19,772	19,965	20,342
Interest expense	21,374	21,278	21,686	21,461	21,578
General and administrative	5,784	4,760	5,378	4,655	4,716
Other expenses	5,719	—	—	—	—

Total expenses	79,186	73,282	72,690	71,885	71,123
Other income	6,047	607	637	594	756
Net gain from extinguishment of debt	2,369	—	—	—	—
Income before minority interests, partnership income and discontinued operations	17,561	16,739	15,478	14,350	13,995
Minority interests	(550)	(580)	(580)	(580)	(560)
Partnership income	593	652	683	631	652

Income from continuing operations	17,604	16,811	15,581	14,401	14,087
Discontinued operations:
Discontinued operations, net (1)	1,470	2,881	3,321	2,758	2,865
Net gain on sales	41,164	24,820	—	—	16,708

Total discontinued operations	42,634	27,701	3,321	2,758	19,573

NET INCOME	$60,238	$44,512	$18,902	$17,159	$33,660
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$57,285	$41,559	$15,949	$14,206	$30,707

Net income per common share - basic	$1.12	$0.81	$0.31	$0.28	$0.60

Net income per common share - diluted	$1.11	$0.80	$0.31	$0.28	$0.59

Weighted average shares outstanding - basic	51,120	51,060	51,020	50,985	50,880

Weighted average shares outstanding - assuming dilution	51,385	51,910	51,850	51,580	51,705

(1) Details of earnings from discontinued operations, net:

	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2007	Dec. 31, 2007
Rental and ancillary income	$2,779	$4,612	$5,464	$5,324	$6,051
Real estate expenses	(1,309)	(1,731)	(1,991)	(1,871)	(2,171)
Depreciation	—	—	(152)	(660)	(911)
Interest expense	—	—	—	(35)	(104)

Income from discontinued operations, net	$1,470	$2,881	$3,321	$2,758	$2,865

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$57,285	$41,559	$15,949	$14,206	$30,707
Add back/ exclude:
Depreciation from continuing operations	20,691	20,219	19,772	19,965	20,342
Depreciation from discontinued operations	—	—	152	660	911
Minority interests	550	580	580	580	560
Depreciation from unconsolidated entities	482	416	415	402	409
Net (gain) on sales	(41,164)	(24,820)	—	—	16,708
Less: Minority interests not convertible into common shares	(106)	(106)	(106)	(106)	(106)

FUNDS FROM OPERATIONS (1)	$37,738	$37,848	$36,762	$35,707	$36,115

Nonroutine income items (2)	$7,776	—	—	—	—

Other expenses (3)	$5,719	—	—	—	—

Weighted average shares and equivalents outstanding - assuming dilution	52,190	52,750	52,695	52,425	52,550
PER SHARE INFORMATION - ASSUMING DILUTION:
Funds from operations	$0.72	$0.72	$0.70	$0.68	$0.69
Non-routine income items (2)	$0.15	$0.00	$0.00	$0.00	$0.00
Other Expenses (3)	$0.11	$0.00	$0.00	$0.00	$0.00

(1)    Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.

(2)    The quarter ended December 31, 2008 EPS and FFO totals include $4,400,000 in proceeds from a legal settlement related to Pinnacle Galleria, $2,369,000 net gain from extinguishment of debt and a forfeited escrow deposit totaling $1,007,000 from a potential buyer on an asset held for sale that failed to close.

(3) For the quarter ended December 31, 2008 other expenses include a $5,119,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge.

CAPITAL EXPENDITURES	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007
Recurring capital expenditures	$5,481	$3,731	$5,867	$1,781	$5,477

Average apartment units in period	21,814	22,490	22,680	22,250	22,188
Capital expenditures per apartment unit in period	$251	$166	$259	$80	$247
Capital expenditures per apartment unit-trailing four quarters	$756	$752	$767	$771	$750
Revenue enhancing rehabilitation costs	$4,231	$4,371	$4,408	$3,796	$5,998

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007
Revenues from continuing operations	$88,331	$89,414	$87,531	$85,641	$84,362
Revenues from discontinued operations	2,779	4,612	5,464	5,324	6,051

Total Revenues	$91,110	$94,026	$92,995	$90,965	$90,413
Real estate expenses-continuing operations	$25,618	$27,025	$25,854	$25,804	$24,487
Real estate expenses-discontinued operations	1,309	1,731	1,991	1,871	2,171

Total Real Estate Expenses	$26,927	$28,756	$27,845	$27,675	$26,658
Partnership and other income	$6,640	$1,259	$1,320	$1,225	$1,408

Total Net Operating Income	$70,823	$66,529	$66,470	$64,515	$65,163

Depreciation from continuing operations	$20,691	$20,219	$19,772	$19,965	$20,342
Depreciation from discontinued operations	—	—	152	660	911

Total Depreciation	$20,691	$20,219	$19,924	$20,625	$21,253
Interest from continuing operations	$21,374	$21,278	$21,686	$21,461	$21,578
Interest from dicontinued operations	—	—	—	35	104

Total Interest	$21,374	$21,278	$21,686	$21,496	$21,682

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended December 31, 2008 and 2007

(Dollar amounts in thousands)

		No. of Units	Revenues			Expenses
California			Q4 2008	Q4 2007	% Change	Q4 2008	Q4 2007	% Change
San Diego		3,712	$16,516	$16,153	2.2%	$4,307	$4,702	-8.4%
Inland Empire		2,981	10,856	10,802	0.5%	3,306	3,032	9.0%
Orange County		2,545	11,432	11,173	2.3%	3,128	3,348	-6.6%
Los Angeles		2,075	9,727	10,093	-3.6%	3,103	2,606	19.1%
San Francisco		2,475	12,759	12,151	5.0%	3,087	2,941	5.0%
Sacramento		1,152	3,629	3,671	-1.1%	1,164	1,182	-1.5%

Subtotal; California		14,940	$64,919	$64,043	1.4%	$18,095	$17,811	1.6%
Pacific Northwest
Seattle		3,211	12,078	11,587	4.2%	3,496	3,519	-0.7%
Mountain/Desert Markets
Phoenix		902	2,360	2,446	-3.5%	911	781	16.6%

Total Same-Store (1)		19,053	$79,357	$78,076	1.6%	$22,502	$22,111	1.8%

	No. of Communities	No. of Units	Net Operating Income
California			Q4 2008	Q4 2007	% Change	% of Total
San Diego	12	3,712	$12,209	$11,451	6.6%	21.5%
Inland Empire	10	2,981	7,550	7,770	-2.8%	13.3%
Orange County	8	2,545	8,304	7,825	6.1%	14.6%
Los Angeles	10	2,075	6,624	7,487	-11.5%	11.7%
San Francisco	8	2,475	9,672	9,210	5.0%	17.0%
Sacramento	3	1,152	2,465	2,489	-1.0%	4.3%

Subtotal; California	51	14,940	$46,824	$46,232	1.3%	82.4%
Pacific Northwest
Seattle	12	3,211	8,582	8,068	6.4%	15.1%
Mountain/Desert Markets
Phoenix	2	902	1,449	1,665	-13.0%	2.5%

Total Same-Store (1)	65	19,053	$56,855	$55,965	1.6%	100.0%

	No. of Communities	No. of units	Net Operating Income
“Non Same-Store” Summary			Q4 2008	Q4 2007
Development properties (2)	4	1,140	$3,625	$1,671
Rehabilitation properties (3)	2	699	2,315	2,091
Discontinued operations (4)	11	2,661	1,470	3,880
Joint venture income (5)	13	4,080	593	652
Commercial and Other (6)	n/a	n/a	(82)	148
Other income	n/a	n/a	6,047	756

Total Non Same-Store	30	8,580	$13,968	$9,198

Less Properties Sold 2007 & 2008	(10)	(2,357)
Total All Units / NOI	85	25,276	$70,823	$65,163

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting October 1, 2007

(2)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization and one property (159 units) partially delivered as of December 31, 2008 with units under construction.

(3)	Consists of NOI from two properties which are under rehabilitation and stabilization.

(4)	Includes results from one property classified as held for sale as of December 31, 2008, six properties sold in 2008 and four properties sold in 2007.

(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.

(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended December 31, 2008, other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Twelve Months Ended December 31, 2008 and 2007

(Dollar amounts in thousands)

		No. of Units	Revenues			Expenses
California			YTD 2008	YTD 2007	% Change	YTD 2008	YTD 2007	% Change
San Diego		3,712	$65,900	$63,075	4.5%	$17,749	$17,354	2.3%
Inland Empire		2,981	43,908	43,353	1.3%	13,592	12,749	6.6%
Orange County		2,545	45,789	44,669	2.5%	13,164	12,832	2.6%
Los Angeles		2,075	39,893	39,838	0.1%	12,301	11,389	8.0%
San Francisco		2,475	50,203	47,320	6.1%	12,514	12,072	3.7%
Sacramento		1,152	14,788	14,667	0.8%	4,945	4,744	4.2%

Subtotal; California		14,940	$260,481	$252,922	3.0%	$74,265	$71,140	4.4%
Pacific Northwest
Seattle		3,211	48,518	45,408	6.8%	14,412	14,131	2.0%
Mountain/Desert Markets
Phoenix		902	9,841	9,976	-1.4%	3,858	3,684	4.7%

Total Same-Store (1)		19,053	$318,840	$308,306	3.4%	$92,535	$88,955	4.0%

	No. of Communities	No. of Units	Net Operating Income
California			YTD 2008	YTD 2007	% Change	% of Total
San Diego	12	3,712	$48,151	$45,721	5.3%	21.3%
Inland Empire	10	2,981	30,316	30,604	-0.9%	13.4%
Orange County	8	2,545	32,625	31,837	2.5%	14.4%
Los Angeles	10	2,075	27,592	28,449	-3.0%	12.2%
San Francisco	8	2,475	37,689	35,248	6.9%	16.7%
Sacramento	3	1,152	9,843	9,923	-0.8%	4.3%

Subtotal; California	51	14,940	$186,216	$181,782	2.4%	82.3%
Pacific Northwest
Seattle	12	3,211	34,106	31,277	9.0%	15.1%
Mountain/Desert Markets
Phoenix	2	902	5,983	6,292	-4.9%	2.6%

Total Same-Store (1)	65	19,053	$226,305	$219,351	3.2%	100.0%

	No. of Communities	No. of units	Net Operating Income
“Non Same-Store” Summary			YTD 2008	YTD 2007
Development properties (2)	4	1,140	$11,622	$3,295
Rehabilitation properties (3)	2	699	8,933	6,595
Discontinued operations (4)	11	2,661	11,276	17,411
Joint venture income (5)	13	4,080	2,560	2,133
Commercial and Other (6)	n/a	n/a	(242)	773
Other income	n/a	n/a	7,885	5,787

Total Non Same-Store	30	8,580	$42,034	$35,994

Less Properties Sold 2007 & 2008	(10)	(2,357)
Total All Units / NOI	85	25,276	$268,339	$255,345

(1)	Consists of stabilized properties owned by BRE for at least eight full quarters, starting January 1, 2007.

(2)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization and one property (159 units) partially delivered as of December 31, 2008 with units under construction.

(3)	Consists of NOI from two properties which were under rehabilitation and stabilization in 2007.

(4)	Includes results from one property classified as held for sale as of December 31, 2008, six properties sold in 2008 and four properties sold in 2007.

(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.

(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the twelve months ended December 31, 2008, other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of December 31, 2008 and 2007

	No. of Units	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
California		Q4’08	Q4’07	% Change	Q4’08	Q4’07	2008	2007
San Diego	3,712	$1,571	$1,541	1.9%	94.6%	95.8%	70%	68%
Inland Empire	2,981	1,334	1,324	0.8%	93.6%	90.9%	64%	64%
Orange County	2,545	1,602	1,575	1.7%	93.8%	93.6%	56%	57%
Los Angeles	2,075	1,830	1,809	1.1%	92.9%	94.7%	61%	62%
San Francisco	2,475	1,847	1,792	3.1%	95.3%	95.8%	57%	56%
Sacramento	1,152	1,135	1,141	-0.5%	91.4%	93.1%	63%	68%

Subtotal; California	14,940	$1,577	$1,551	1.7%	93.9%	94.1%	62%	63%
Pacific Northwest
Seattle	3,211	1,342	1,284	4.5%	93.0%	93.6%	55%	61%
Mountain/Desert Markets
Phoenix	902	948	1,024	-7.5%	92.6%	92.7%	60%	67%

Total/Average Same Store (4)	19,053	$1,508	$1,481	1.8%	93.7%	93.9%	61%	62%

(1)	Represents, by region, weighted average market level rents for the period.

(2)	Represents average physical occupancy for the quarter.

(3)	Represents the annualized number of units turned over for the twelve month period, divided by the number of units in the region.

(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting October 1, 2007.

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation, Held for Sale

and Joint Venture Communities - Q408 (5)

Number of Units
California	ACQ	DEV	REHAB	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
L.A./ Orange Co.	—	916	—	304	—	1,220	$1,641	92.6%
San Diego	—	—	246	—	—	246	1,697	93.3%
San Francisco	—	224	453	—	—	677	1,856	94.0%
Sacramento	—	—	—	—	236	236	1,168	92.7%
Mountain/Desert Markets
Phoenix	—	—	—	—	1,248	1,248	893	91.8%
Denver	—	—	—	—	2,596	2,596	946	93.6%

Total/Average Non-Same Store	—	1,140	699	304	4,080	6,223	$1,209	93.0%

Total/Average Portfolio						25,276	$1,434	93.5%

(5)	Consists of communities acquired and development properties delivered or stabilized after October 1, 2007, two communities currently under rehabilitation, one property held for sale and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure and Share Analysis as of December 31, 2008

(Dollar and share amounts in thousands)

			For the twelve months ended December 31, 2008
FIXED RATE	Balance Outstanding December 31, 2008	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
Unsecured	$1,080,000	4.54 years	6.20%	56.1%	30.9%
Convertible debt (1)	449,600	3.2 years	4.13%	23.3%	12.8%
Secured	151,496	3.36 years	6.13%	7.9%	4.3%
Total fixed rate debt	$1,681,096	4.29 years	5.64%	87.3%	48.0%

VARIABLE RATE DEBT
Unsecured Line of credit (2)	245,000	3.75 years	4.45%	12.7%	7.0%
Total variable rate debt	$245,000	3.75 years	4.45%	12.7%	7.0%

TOTAL DEBT	$1,926,096	4.22 years	5.49%	100.0%	55.0%

Ratio of debt to total market capitalization			54%
Interest expense coverage - YTD ‘08 (3)			2.8	x
Fixed charge coverage - YTD ‘08 (3)			2.5	x

SCHEDULED PRINCIPAL PAYMENTS	Unsecured	Secured	Total
2009	200,000	19,340	219,340
2010	150,000	33,271	183,271
2011	250,000	2,127	252,127
2012 (4)	694,600	66,645	761,245
2013	130,000	30,113	160,113
Thereafter	350,000	—	350,000

Total	$1,774,600	$151,496	$1,926,096

SENIOR UNSECURED DEBT RATINGS
Moody’s		Baa2	(stable	)
Standard & Poor’s		BBB	(stable	)
Fitch		BBB	(stable	)

CAPITALIZED INTEREST		Qtr. Ended 12/31/2008	Qtr. Ended 12/31/2007
Interest capitalized		$5,284	$5,908

		YTD 12/31/2008	YTD 12/31/2007
Interest capitalized		$21,439	$24,097

SUMMARY OF COMMON SHARES	Qtr. Ended 12/31/2008	Qtr. Ended 12/31/2007
Weighted Average
Weighted average shares outstanding (5)	51,120	50,880
Weighted average OP units	805	845
Dilutive effect of stock based awards	265	825

Diluted shares - FFO (6)	52,190	52,550
Less: Anti-dilutive OP Units (7)	(805)	(845)

Diluted shares - EPS(8)	51,385	51,705

	YTD 12/31/2008	YTD 12/31/2007
Weighted Average
Weighted average shares outstanding (5)	51,050	50,735
Weighted average OP units	830	870
Dilutive effect of stock based awards	650	1,045

Diluted shares - FFO (6)	52,530	52,650
Less: Anti-dilutive OP Units (7)	(830)	(870)

Diluted shares - EPS(8)	51,700	51,780

	As of 12/31/2008	As of 12/31/2007
Ending
Shares outstanding at end of period	51,150	50,968
OP units at end of period	780	845
Dilutive effect of stock based awards	650	1,045

Total	52,580	52,858

SUMMARY OF PREFERRED SHARES	Qtr. Ended 12/31/2008	Qtr. Ended 12/31/2007
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	7,000	7,000

(1)	During the quarter ended December 31, 2008 we repurchased $10.4 million of our $460 million 4.125% convertible senior notes for approximately $8.0 million, resulting in a $2.4 million net gain on extinguishment of debt. GAAP cost will be adjusted during Q1’09 in accordance with APB 14-1.

(2)	At December 31, 2008 we had a revolving Line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.

(3)	Represents interest expense and preferred stock dividend payment coverage for the twelve months ended December 31, 2008.

(4)	Includes the scheduled maturity of our unsecured line of credit. At December 31, 2008, the outstanding balance was $245 million.

(5)	Represents denominator for shares in the calculation of basic earnings per share.

(6)	Represents denominator for shares in the calculation of diluted FFO per share.

(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

December 31, 2008

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
5600 Wilshire
Los Angeles, CA	284	$130.5	$134.2	$3.7	Podium	4Q/2008	1Q/2009
Park Viridian
Anaheim, CA	320	86.1	89.2	3.1	Podium	1Q/2009	4Q/2009
Taylor 28 Apartments
Seattle, WA	197	49.0	59.8	10.8	Podium	1Q/2009	2Q/2009
Belcarra Apartments
Bellevue, WA	296	51.0	83.7	32.7	Podium	3Q/2009	1Q/2010
Crossings
Santa Clara, CA	270	34.1	89.7	55.6	Podium	2Q/2010	3Q/2010

Total CIP	1,367	$350.7	$456.6	$105.9

LAND OWNED (4)	Number of Units	Cost Incurred	Estimated Cost	Estimated Const. Start	Product Type
Wilshire La Brea (5)
Los Angeles, CA	470	$85.9	$295.0	TBD	Podium
Pleasanton
Pleasanton, CA	240	13.0	72.1	TBD	Garden
Stadium Park II
Anaheim, CA	TBD	23.7	TBD	TBD	Wrap

Total Land Owned	710	$122.6	$367.1

Projected Average Composite Yield Upon Stabilization (6)		7.00%	for CIP and Land Owned

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost (9)	Product Type
Pasadena II, CA	212	$5.2	$87.6	Podium
Mercer Island, WA	166	4.0	50.1	Podium
Walnut Creek, CA	361	5.4	126.0	Podium
Sunnyvale, CA	338	2.5	125.4	Wrap
San Jose, CA	288	2.0	116.1	Podium

Total	1,365	$19.1	$505.2

(1)	Reflects all recorded costs incurred as of December 31, 2008, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.” Included in this amount is $57.7 million of costs for the 159 completed units on 5600 Wilshire which are reflected on our Consolidated Balance Sheet as “direct investments in real estate - investments in rental properties.”

(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.

(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.

(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress

(5)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.

(6)	Stabilization defined as economic stabilization; community leased to a stabilized level of occupancy (93%-95%) and all leasing concessions eliminated.

(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.

(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

(9)	Estimated costs for properties categorized as Land Under Contract are subject to change during the process of entitlement.

BRE Properties, Inc. Sequential “Same-Store” Multifamily Markets Summary Last five quarters				Exhibit A

REVENUES
California	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007
San Diego	-1.0%	1.4%	1.3%	0.6%	0.8%
Inland Empire	-1.6%	-0.5%	1.5%	1.4%	-1.2%
Orange County	-1.3%	1.3%	0.8%	1.5%	-0.6%
Los Angeles	-3.4%	0.3%	-0.3%	-0.3%	-0.5%
San Francisco	-0.5%	3.2%	2.0%	0.3%	1.7%
Sacramento	-3.5%	0.3%	2.7%	-0.5%	-1.4%
Subtotal; California	-1.6%	1.1%	1.2%	0.6%	0.1%

Pacific Northwest

Seattle	-2.8%	2.6%	1.6%	2.8%	0.1%

Mountain/Desert Markets

Phoenix	-4.0%	-4.9%	5.9%	-0.3%	-3.5%
Total Same Store	-1.8%	1.2%	1.4%	0.9%	0.0%

EXPENSES (1)
California	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007
San Diego	-7.9%	5.6%	2.2%	-7.8%	10.3%
Inland Empire	-8.4%	6.9%	1.9%	7.4%	-3.4%
Orange County	-7.8%	1.9%	0.3%	-0.9%	4.4%
Los Angeles	1.2%	1.0%	-1.9%	18.7%	-14.0%
San Francisco	-2.5%	1.6%	-1.0%	7.0%	-7.9%
Sacramento	-11.7%	11.8%	-8.3%	8.8%	0.6%
Subtotal; California	-5.9%	4.2%	-0.1%	3.6%	-0.9%

Pacific Northwest

Seattle	-8.8%	8.7%	-0.7%	1.0%	0.7%

Mountain/Desert Markets

Phoenix	-12.9%	10.1%	-0.3%	22.0%	-26.2%
Total Same Store	-6.7%	5.1%	-0.2%	3.8%	-1.8%

NET OPERATING INCOME
California	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007
San Diego	1.7%	-0.2%	1.0%	4.0%	-2.6%
Inland Empire	1.7%	-3.8%	1.3%	-1.0%	-0.3%
Orange County	1.4%	1.0%	1.0%	2.6%	-2.5%
Los Angeles	-5.4%	0.0%	0.5%	-6.9%	5.0%
San Francisco	0.1%	3.7%	3.1%	-1.9%	5.5%
Sacramento	0.9%	-4.9%	8.6%	-5.0%	-2.3%
Subtotal; California	0.2%	0.0%	1.8%	-0.5%	0.5%

Pacific Northwest

Seattle	0.0%	0.1%	2.5%	3.7%	-0.2%

Mountain/Desert Markets

Phoenix	2.6%	-13.6%	9.9%	-10.8%	12.7%
Total Same Store	0.2%	-0.4%	2.1%	-0.2%	0.7%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc. Non-GAAP Financial Measure Reconciliations and Definitions (Dollar amounts in thousands)	Exhibit B

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 12/31/08	Quarter Ended 12/31/07	Twelve Months Ended 12/31/2008	Twelve Months Ended 12/31/2007
Net income available to common shareholders	$57,285	$30,707	$128,998	$109,191
Depreciation from continuing operations	20,691	20,342	80,646	75,418
Depreciation from discontinued operations	—	911	813	4,531
Minority interests	550	560	2,291	2,279
Depreciation from unconsolidated entities	482	409	1,715	1,285
Net gain on investments	(41,164)	(16,708)	(65,984)	(55,957)
Less: Minority interests not convertible to common	(106)	(106)	(423)	(422)

Funds from operations	$37,738	$36,115	$148,056	$136,325

Diluted shares outstanding - EPS (1)	51,385	51,705	51,700	51,780
Net income per common share - diluted	$1.11	$0.59	$2.50	$2.11

Diluted shares outstanding - FFO (1)	52,190	52,550	52,530	52,650
FFO per common share - diluted	$0.72	$0.69	$2.82	$2.59

(1)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.	Exhibit B, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 12/31/08	Quarter Ended 12/31/07	Twelve Months Ended 12/31/2008	Twelve Months Ended 12/31/2007
Net income available to common shareholders	$57,285	$30,707	$128,998	$109,191
Interest, including discontinued operations	21,374	21,682	85,834	82,752
Depreciation, including discontinued operations	20,691	21,253	81,459	79,949

EBITDA	99,350	73,642	296,291	271,892
Minority interests	550	560	2,291	2,279
Net gain on sales	(41,164)	(16,708)	(65,984)	(55,957)
Dividends on preferred stock	2,953	2,953	11,813	16,122
Other expenses	5,719	—	5,719	—
Nonroutine income items	(7,776)	—	(7,776)	(1,900)
Redemption related to preferred stock issuance cost	—	—	—	2,768

Adjusted EBITDA	$59,632	$60,447	$242,354	$235,204

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 12/31/08	Quarter Ended 12/31/07	Twelve Months Ended 12/31/2008	Twelve Months Ended 12/31/2007
Net income available to common shareholders	$57,285	$30,707	$128,998	$109,191
Interest, including discontinued operations	21,374	21,682	85,834	82,752
Depreciation, including discontinued operations	20,691	21,253	81,459	79,949
Minority interests	550	560	2,291	2,279
Net gain on sales	(41,164)	(16,708)	(65,984)	(55,957)
Dividends on preferred stock	2,953	2,953	11,813	16,122
General and administrative expense	5,784	4,716	20,578	18,241
Other expenses	5,719	—	5,719	—
Net gain on extinguishment of debt	(2,369)	—	(2,369)	—
Redemption related to preferred stock issuance cost	—	—	—	2,768

NOI	$70,823	$65,163	$268,339	$255,345

Less Non Same-Store NOI	13,968	9,198	42,034	35,994

Same-Store NOI	$56,855	$55,965	$226,305	$219,351